SCHEDULE 1
                             LIST OF LENDING OFFICES


Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
Attention: John Neff
Telephone: (212) 493-7975
Facsimile: (212) 493-8726



LaSalle Bank National Association
135 South LaSalle Street
Chicago, IL 60603
Attention:  Zennie Lynch
Telephone:  (312) 904-6960
Facsimile:  (312) 904-0409

                                  SCHEDULE 5.3



                             FOREIGN QUALIFICATIONS

                                  SCHEDULE 5.7

                               MATERIAL LITIGATION

                                  SCHEDULE 5.9

                                      LIENS

                                  SCHEDULE 5.18

                          LIST OF EMPLOYMENT AGREEMENTS

                                  SCHEDULE 5.19

                             LIST OF DIVIDENDS PAID

                                  SCHEDULE 6.14

                             LIST OF LEASED PREMISES

                                                                       EXHIBIT A
                                  FORM OF NOTE


$                                                                         , 2003
 ------------------------                                    -------------------
                                                              New York, New York


     MEMBERWORKS INCORPORATED (the "Company"), for value received, hereby unconditionally promises to pay to the order of _________________________ (the "Lender") at the office of BROWN BROTHERS HARRIMAN & CO. (the "Agent") located at 140 Broadway, New York, New York, for the account of the appropriate Lending Office of the Lender, the principal sum of __________ Dollars ($________) or, if less, the unpaid principal amount loaned by the Lender to the Company pursuant to the Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Agreement. The Company also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest, on the date(s) and in the manner provided in said Agreement; and to pay interest on any overdue principal and interest at the rate set for in said Agreement.

     The date, type, amount and maturity date for each Loan made by the Lender to the Company under the Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof or otherwise recorded and maintained in its internal records. The failure to make or any error in making any such endorsement shall not limit, extinguish or in any way modify the Company's obligations under the Credit Agreement or this Note, including, without limitation, the obligation of the Company to repay the Lender's Loans, together with interest thereon, strictly in accordance with the terms of the Credit Agreement and this Note.

     This is a Note referred to in that certain Credit Agreement dated as of March 31, 2003, among the Company, the lenders party thereto (the "Lenders") and the Agent (as hereafter amended from time to time, the "Agreement") and evidences the Loans made by the Lender thereunder and is entitled to the benefits thereof. All terms not defined herein shall have the meanings given to them in the Agreement.

     The Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain Events of Default and for optional prepayments on the terms and conditions specified therein.

     The Company waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

     No waiver of any right or remedy under this Note shall in any event be effective unless the same shall be in writing and signed by the Lenders, as required by the Agreement, and the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     In accordance with the provisions of the Agreement, the Company shall reimburse the Lender on demand for all reasonable costs, expenses and charges (including without limitation, reasonable fees and charges of external legal counsel for the Lender incurred by the Lender in connection with the preparation, performance or enforcement of this Note.

     This Note shall be binding on the Company and its permitted successors and assigns and shall inure to the benefit of the Lender and its permitted successors and assigns, provided that the Company may not delegate any obligations hereunder without the prior written consent of the Lender.

     THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the day and year first above written.

                                                        MEMBERWORKS INCORPORATED

                                                        By:_____________________
                                                           Name:
                                                           Title:

                                    Schedule
                                    --------

              Principal          Payments or
Date          Amount and         Prepayments of    Balance          Notation
of Loan       Type of Loan       Principal         Outstanding      Made By
-------       ------------       --------------    -----------      ---------

                                                                     EXHIBIT B-1
                           FORM OF NOTICE OF BORROWING


   Brown Brothers Harriman & Co.,
       as Agent
   140 Broadway
   New York, New York 10005-1101

   Attention:     John Neff
                  Facsimile No.: (212) 493-8726

     Re: Notice of Borrowing

   Gentlemen:

     Pursuant to Subsection 2.2 of the Credit Agreement dated as of March 31, 2003 (the "Credit Agreement") among the undersigned, the lenders parties thereto, and you, as agent for such lenders, we hereby give you irrevocable notice that we request a Borrowing as follows:

         1.   Amount of Borrowing:         $_____________________________.


         2.   Date of Borrowing:            _____________________________, 200_.

         3.   Type of Loan
              (Base Rate or
              Eurodollar Rate):             ______________________________


         4.   Interest Period Duration:
              (For Eurodollar Rate Loans)   ______________________________

         5.   Aggregate Principal Amount
              Previously Borrowed:         $______________________________

         6.   Remaining Commitment
              after this Borrowing:        $______________________________

     The undersigned hereby certifies that the following statements are true and correct on and as of the date hereof, and will be true and correct on and as of the date of Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

     (a) the representations and warranties of the undersigned contained in the Credit Agreement and the Related Documents, and in any certificate, document of financial or other statement furnished at any time under of in connection with the Credit Agreement or any Related Document, are true and correct with the same effect as if made on and as of such date of Borrowing (except to the extent that such representations and warranties expressly relate to an earlier date);

     (b) no failure to perform any of its obligations under the Credit Agreement or any Related Document exists or shall result from such proposed Borrowing; and

     (c) each of the other conditions precedent set forth in Subsection 4.2 have been satisfied and complied with.

     Capitalized terms used but not defined shall have the respective meanings given to them in the Credit Agreement.

     Dated this_________day of______________ , 200_.

                                                        MEMBERWORKS INCORPORATED

                                                        By:_____________________
                                                           Name:
                                                           Title:

                                                                     EXHIBIT B-2

                      Notice of Continuation or Conversion


                                                __________,_



   Brown Brothers Harriman and Co.,
      as Agent
   140 Broadway
   New York, NY 10005-1101

     Attention: John Neff
                Facsimile No.: (212) 493-8726

     Re: Credit Agreement dated as of March 31, 2003 (the "Agreement") among MemberWorks Incorporated (the "Company") and Brown Brothers Harriman and Co., as Agent for the Lenders party thereto.


     Ladies and Gentlemen:

     Pursuant to Subsection 2.7 of the Agreement, the undersigned Company hereby gives you irrevocable notice that the Company requests the Conversion or Continuation of a Loan under the Agreement, and in that connection Company sets forth below the information relating to such Loan:

     Name of Company:                             ___________________

     Conversion/Continuation
     Date:                                        ___________________

     Aggregate Principal
     Amount to be Converted or
     Continued                                    ___________________

     Type of Loan (Base Rate,
     or Eurodollar Rate):                         ___________________

     Interest Period Duration:
     (For Eurodollar Rate Loans)                  ___________________

     The undersigned officer on behalf of the Company hereby certifies that:

     (a) the representations and warranties contained in Article 5 of the Agreement are true and correct in all material respects on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

     (b) there does not exist any Default or Event of Default under the Agreement.

All capitalized terms used in this notice not otherwise defined herein shall have the same meaning as assigned to them in the Agreement.

                                                        MEMBERWORKS INCORPORATED

                                                        By:_____________________

                                                        Name:
                                                        Title:

                                                                       EXHIBIT C

                           FORM OF SECURITY AGREEMENT


     SECURITY AGREEMENT dated as of March 31, 2003 between MEMBERWORKS INCORPORATED, a Delaware corporation (the "Company"), and BROWN BROTHERS HARRIMAN & CO., as collateral agent (the "Collateral Agent") for (i) the lenders parties to the Credit Agreement referred to below (the "Lenders") and (ii) Brown Brothers Harriman & Co., as agent (in such capacity, the "Agent") for such Lenders.

                              W I T N E S S E T H:


     WHEREAS, pursuant to that certain Credit Agreement dated as of March 31, 2003 among the Company, the Lenders and the Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make loans to the Company; and

     WHEREAS, it is a condition to the obligations of the Lenders under the Credit Agreement that the Company shall have executed and delivered this Security Agreement to the Collateral Agent, for the ratable benefit of the Lenders and the Agent;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders and the Agent, as follows:

     SECTION 1. Defined Terms.

     (a) As used herein, the following terms shall have the following meanings:

     "Accounts": shall mean (i) any "account", as such term is defined in the UCC, now owned or hereafter acquired by the Company or in which the Company has any rights or interest, howsoever evidenced, whether or not yet earned by performance on the part of the Company, including, without limitation, all moneys due or to become due to the Company under all contracts for the sale or lease of goods and/or the performance of services by it, any and all accounts receivable and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Company and (ii) all of the Company's rights relating to or arising from the foregoing (including unpaid seller's rights of rescission, replevin, reclamation and stopping in transit and rights to returned, reclaimed or repossessed goods) and all collateral security and guarantees of any kind with respect to any of the foregoing and any insurance policies or rights relating to the foregoing.

     "Assigned Agreements": shall mean each of the agreements listed in Item 4(a) of the Perfection Certificate, in each case as amended, supplemented or otherwise modified from time to time.

     "Chattel Paper": shall mean any and all "chattel paper", as defined in the UCC, now or hereafter owned by the Company or in which the Company has any rights or interests.

     "Collateral": shall have the meaning specified in Section 2 of this Security Agreement.

     "Commercial Tort Claim": shall mean any "commercial tort claim", as such term is defined in the UCC, now or hereafter possessed by the Company or in which the Company has any rights or interest.

     "Contract": shall mean, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

     "Deposit Account": shall mean any "deposit account", as such term is defined in the UCC, now or hereafter belonging to the Company or in which the Company has any rights or interest.

     "Documents": shall mean any and all "documents" as defined in the UCC now or hereafter owned by the Company or in which the Company has any rights or interest.

     "Equipment": shall mean (i) any "equipment", as such term is defined in the UCC, now owned or hereafter acquired by the Company or in which the Company has any rights or interest, howsoever evidenced, and shall include all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials, storage and handling equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, automotive equipment, trucks, molds, dies, stamps, motor vehicles and other equipment of every kind and nature, wherever situated, together with all additions and accessions thereto, and (ii) all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, lessors or others in connection therewith, and all substitutes for any of the foregoing.

     "General Intangibles": shall mean (i) any "general intangibles", as such term is defined in the UCC, now or hereafter owned by the Company or in which the Company has any interest or rights and, in any event, shall mean and include, but not be limited to, all contract rights, customer and member lists, rights to any membership fees and renewals, rights in intellectual property, licenses, permits, copyrights and patents and any applications therefor, good will, designs, blueprints, rights of indemnification, contribution or subrogation, tax refunds and rights to receive tax refunds, designs, plans, blueprints, insurance and insurance proceeds, royalties, computer tapes, computer programs and software, trade secrets, logos, causes of action, judgments and other claims against third parties, and (ii) all instruments and documents representing any of the foregoing, and all rights in any goods they may represent and all books, ledgers and files with respect to any of the foregoing.

     "Instrument": shall mean any "instrument", as such term is defined in the UCC, now or hereafter owned by the Company or in which the Company has any rights or interest.

     "Inventory": shall mean any "inventory", as such term is defined in the UCC, now or hereafter owned by the Company or in which the Company has any rights or interest and, in any event, shall mean and include, but not be limited to, all inventory, merchandise, goods and other personal property (including goods in transit) which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Company's business, or the processing, packaging, delivery or shipping of the same, all finished goods, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Company.

     "Investment Property": shall mean "investment property", as such term is defined in the UCC, now or hereafter owned by the Company or in which the Company has any rights or interest.

     "Perfection Certificate": shall mean the certificate attached hereto as Exhibit A and thereby made a part of this Security Agreement, as completed and supplemented with the schedules and attachments contemplated thereby.

         "Proceeds": shall mean "proceeds", as such term is defined in the UCC and, in any event, shall mean and include, but not be limited to, the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, sale, lease, license, exchange or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due or payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any other Person), and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Security Agreement": shall mean this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "UCC": shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     (b) Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to them in the Credit Agreement.

     SECTION 2. Grant of Security Interest. As security for the prompt and complete payment and performance when due of all the Obligations, the Company hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, a lien on and continuing security interest in, all the Company's right, title and interest in, to and under all property and assets of the Company, whether now owned or hereafter acquired or arising and wheresoever located (all of which being hereinafter collectively called the "Collateral"), including, but not limited to, the following:

     (i) all Accounts, including, without limitation, all rights of the Company under any Contracts relating thereto;

     (ii) All Assigned Agreements, including, without limitation, (A) all moneys due and to become due thereunder, (B) all damages arising out of or for breach or default in respect of such agreements, (C) all other amounts from time to time paid or payable under or in connection with such agreements and (D) the right of the Company to terminate such agreements or to perform and to exercise all remedies thereunder;

     (iii) all money, Instruments and Chattel Paper;

     (iv) all Investment Property and all rights, privileges and immunities of the Company in respect of or otherwise relating to such Investment Property;

     (v) all Inventory and Equipment;

     (vi) all General Intangibles;

     (vii) all Documents;

     (viii) all Commercial Tort Claims;

     (ix) all Deposit Accounts;

     (x) all other assets and property of the Company now or hereafter owned by the Company or in which the Company has any right, title or interest, whether tangible or intangible and wheresoever located including without limitation, all rights and interests of the Company in memberships sold by the Company or any of its Subsidiaries and all contracts evidencing such memberships; and

     (xi) all Proceeds and products of any or all of the foregoing.


     SECTION 3. Limitation on Collateral Agent's Obligations. It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under all contracts and agreements included in or giving rise to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, as if this Security Agreement had not been executed. Neither the Collateral Agent, any Lender nor the Agent shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the granting to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, of a Lien thereon or the receipt by the Collateral Agent, for the ratable benefit of the Lenders and the Agent, of any payment relating thereto pursuant to the terms hereof, nor shall the Collateral Agent, any Lender or the Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any such contract or other agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     SECTION 4. Representations and Warranties. The Company hereby represents and warrants to the Collateral Agent, the Lenders and the Agent that:

     (a) This Security Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     (b) The Company is the sole legal and beneficial owner of the Collateral, free and clear of any and all Liens, except for the Liens granted to the Collateral Agent pursuant hereto and the Liens described in Subsection 7.1 of the Credit Agreement.

     (c) The information set forth in the Perfection Certificate is true, correct and complete.

     (d) Upon filing UCC termination statements with respect to each of the financing statements attached as Schedule 6 (b) to the Perfection Certificate, there will be no security agreement, financing statement, equivalent security or lien instrument or continuation statement executed by the Company or, to the best of its knowledge, any other Person covering all or any part of the Collateral on file or of record in any public office, except such as may have been filed by the Company in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, pursuant to this Security Agreement.

     (e) This Security Agreement creates a valid lien on the Collateral in favor of the Collateral Agent, for the ratable benefit of the Lender and the Agent, securing the payment of the Obligations. Upon filing UCC financing statements naming the Company as debtor and the Collateral Agent as secured party in the jurisdictions listed on Schedule 7 to the Perfection Certificate and taking possession of all Collateral for which possession is required in order to perfect a security interest, all action necessary to perfect the security interest of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, will have been taken and such security interest will have priority over all other Liens, except perfected Liens arising in connection with any Capitalized Lease entered into by the Company prior to the date hereof; provided that, unless so requested by the Collateral Agent pursuant to Section 10 of this Security Agreement, the Company need not take any action to establish "control" (within the meaning of the UCC) by the Collateral Agent over any Deposit Account or Investment Property as to which control may be necessary or desirable in order to perfect the security interest created hereby.

     SECTION 5. Covenants. The Company covenants and agrees with the Collateral Agent, the Lenders and the Agent that from and after the date of this Security Agreement and until the Obligations are fully satisfied and the Commitments terminated:

     (a) The Company will not change (i) its name, identity or jurisdiction of organization in any manner, or (ii) the locations of its places of business or the locations where it keeps or holds any Collateral (other than Inventory in transit) or records relating thereto from the applicable location described in the Perfection Certificate, unless the Company shall have given the Collateral Agent at least 30 days' prior written notice thereof and shall have delivered to the Collateral Agent UCC financing statements properly prepared (and signed or otherwise authenticated, if required) for filing in each jurisdiction in which any such filing is required in order to perfect the Lien created by this Security Agreement in the Collateral affected by the change of name, identity, jurisdiction or location and shall have taken all action necessary or requested by the Collateral Agent to amend any financing statement or continuation statement so that it is not seriously misleading.

     (b) The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Company will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens and security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Brown Brothers Harriman & Co., as Collateral Agent." As further security, the Company agrees that the Collateral Agent, for the ratable benefit of the Lenders and the Agent, shall have a special property interest in all of the Company's books and records pertaining to the Collateral and upon the occurrence of an Event of Default the Company shall deliver and turn over any such books and records to the Collateral Agent or to its representatives or agents on demand of the Collateral Agent.

     (c) The Company will, without unreasonable delay, furnish to the Collateral Agent from time to time upon the Collateral Agent's request therefor, such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably require.

     (d) The Company will advise the Collateral Agent promptly, in reasonable detail, (i) of any Lien on or asserted against any of the Collateral (other than Liens permitted under Subsection 7.1 of the Credit Agreement), and (ii) of the occurrence of any other material event which would adversely affect the aggregate value of the Collateral or the security interests created hereunder.

     (e) If any of the Collateral shall now or hereafter be, or be evidenced by, an Instrument or Document, the Company shall deliver to the Collateral Agent a certificate identifying such Instrument or Document. Upon the Collateral Agent's request, the Company shall deliver to the Collateral Agent the originals of all Collateral constituting Instruments with a face value or market value of greater than or equal to $2,000,000 in the aggregate or constituting Documents or Chattel Paper, in each case duly endorsed or accompanied by an appropriate instrument of transfer or assignment.

     SECTION 6. Special Provisions Relating to Accounts.

     (a) The amount represented by the Company to the Collateral Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually and unconditionally owing by such account debtors thereunder. No amounts payable under or in connection with any of the Accounts are evidenced by promissory notes or other Instruments.

     (b) The Company will not amend, modify, terminate or waive any provision of any Account or Contract if such actions, singly or in the aggregate, could reasonably be expected to materially adversely affect the aggregate value of the Collateral or the security interests created hereunder.

     (c) At any time after the occurrence of an Event of Default, the Collateral Agent may, and at the Collateral Agent's request the Company shall, notify account debtors and parties to the Contracts that the Accounts and the Contracts have been assigned to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, pursuant hereto and to direct such Persons to make payment of all amounts due or to become due to the Company under such Accounts or Contracts directly to the Collateral Agent.

     (d) The Collateral Agent shall have the right (which right may not be exercised any more frequently than once a fiscal quarter unless a Default has occurred in which case it may be exercised as frequently as the Collateral Agent may require), at the Company's expense, to make test verifications of the Accounts in any reasonable manner, and the Company agrees to furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith. The Company at its expense will cause independent accountants satisfactory to the Collateral Agent to furnish to the Collateral Agent, promptly upon the Collateral Agent's request (which request shall be made no more frequently than annually unless a Default has occurred in which case it may be exercised as frequently as the Collateral Agent may require), the following reports: (i) reconciliation of all Accounts, (ii) an aging of all Accounts, (iii) trial balances, and (iv) a test verification of such Accounts.

     SECTION 7. Special Provisions Relating to the Assigned Agreements.

     (a) Each Assigned Agreement is in full force and effect and no default exists thereunder. The grant of the security interest in the Assigned Agreements to the Collateral Agent pursuant hereto and the exercise by the Collateral Agent of any of its rights and remedies hereunder with respect to the Assigned Agreements will not violate any of the terms or provisions of the Assigned Agreements.

     (b) The Company shall, at its own expense:

     (i) perform and observe all the terms and provisions of each Assigned Agreement to be performed or observed by it, maintain each Assigned Agreement in full force and effect and enforce each Assigned Agreement in accordance with its terms, in each case except to the extent otherwise permitted pursuant to paragraph (c) below; and

     (ii) from time to time furnish to the Collateral Agent such information and reports regarding the Assigned Agreements as the Collateral Agent may reasonably request and upon the request of the Collateral Agent, make to each other party to each Assigned Agreement such demands and requests for information and reports or for action as the Company is entitled to make under such Assigned Agreement.

     (c) The Company shall not cancel or terminate any Assigned Agreement or amend, modify, waive or otherwise change any material term or condition of any Assigned Agreement if such actions, singly or in the aggregate, could reasonably be expected to materially adversely effect the aggregate value of the Collateral or the security interests granted hereunder.

     SECTION 8. Special Provisions Relating to Equipment.

     (a) Except with respect to Equipment the Company deems is no longer used or useful in the conduct of its business, the Company shall cause the Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Company shall promptly furnish to the Collateral Agent a statement respecting any material loss or damage to any of the Equipment.

     (b) The Company shall furnish to the Collateral Agent, promptly upon the request of the Collateral Agent, a report detailing changes in excess of $50,000 in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

     SECTION 9. Special Provisions Relating to Investment Property.

     (a) Subject to the provisions of the Credit Agreement, the Company may at any time transfer, sell, redeem, close open trades or otherwise liquidate any of the Investment Property.

     (b) The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default and without notice to the Company, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Investment Property. In addition, the Collateral Agent shall have the right at any such time to exchange certificates or instruments representing or evidencing any Investment Property for certificates or instruments of smaller or larger denominations.

     (c) So long as no Event of Default has occurred and is continuing, the Company shall be entitled to vote or consent with respect to the Investment Property in any manner not inconsistent with the Credit Agreement, this Security Agreement or any other Related Document. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the exclusive right to vote all Investment Property. The Company hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, an irrevocable proxy to vote all Investment Property, which proxy shall be effective immediately upon the occurrence of an Event of Default, and upon request of the Collateral Agent, the Company agrees to deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote any Investment Property as the Collateral Agent may request.

     SECTION 10. Further Assurances. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may require to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the Liens granted hereby, transferring Collateral for which possession is necessary to perfect a security interest to the Collateral Agent's possession, establishing "control" (within the meaning of the UCC) by the Collateral Agent over Collateral as to which control is necessary or desirable to perfect the security interest of the Collateral Agent hereunder, and obtaining waivers from landlords and mortgagees. The Company also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law.

     SECTION 11. Collateral Agent's Appointment as Attorney-in-Fact.

     (a) The Company hereby irrevocably constitutes and appoints the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Company, without prior notice to or assent by the Company to do the following:

     (i) upon the occurrence and continuance of any Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Company or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

     (ii) to pay or discharge any taxes not paid by the Company when due or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

     (iii) upon the occurrence and continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest, for the ratable benefit of the Lenders and the Agent, therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

     The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until all Obligations of the Company to the Collateral Agent, the Lenders and the Agent have been fully and completely satisfied and the Commitments terminated.

     (b) The powers conferred on the Collateral Agent hereunder are solely to protect its and the Lenders' and Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any Lender or the Agent nor any of their respective partners, officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for its own gross negligence or willful misconduct.

     (c) The Company also authorizes the Collateral Agent, each Lender and the Agent, at any time and from time to time, to execute, in connection with the sale provided for in paragraph (b) of Section 13 of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     SECTION 12. Performance of Company's Obligations. If the Company fails to perform or comply with any of its agreements contained herein, the Collateral Agent, any Lender or the Agent may (but shall not be obligated to) perform or comply, or otherwise cause performance or compliance, with such agreement, and the Collateral Agent, such Lender or the Agent may from time to time take any other action which it deems necessary for the maintenance, preservation or protection of any of the Collateral or the Collateral Agent's Liens, for the ratable benefit of the Lenders and the Agent, thereon. The cost and expenses of the Collateral Agent, such Lender or the Agent (including, without limitation, the fees and disbursements of counsel to the Collateral Agent, such Lender or the Agent) incurred in connection with any of the foregoing, together with interest thereon at the rate provided for in Subsection 8.4 of the Credit Agreement, shall be payable by the Company to the Collateral Agent, such Lender or the Agent on demand and shall constitute Obligations secured hereby.

     SECTION 13. Remedies, Rights Upon Default.

     (a) If an Event of Default shall occur and be continuing:

     (i) All payments received by the Company under or in connection with any of the Collateral shall be held by the Company in trust for the Collateral Agent, for the ratable benefit of the Lenders and the Agent, shall be segregated from other funds of the Company and shall forthwith upon receipt by the Company, be turned over to the Collateral Agent, in the same form as received by the Company (duly endorsed by the Company to the Collateral Agent, if required); and

     (ii) Any and all such payments so received by the Collateral Agent (whether from the Company or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent, against all or any part of the Obligations in such order as the Agent and the Lenders shall elect. Any balance of such payments held by the Collateral Agent and remaining after payment in full of all the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

     (b) If any Event of Default shall occur and be continuing, the Collateral Agent may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Company expressly agrees that upon the occurrence of an Event of Default, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Collateral Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. If any consent, approval or authorization of, or filing with, any Governmental Authority or any other Person should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, the Company agrees to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same; provided, however, that the Company shall not be required to register any Investment Property under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state. The Collateral Agent, each Lender and the Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption which right or equity of redemption the Company hereby waives and releases. The Company further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at such places which the Collateral Agent shall select, whether at the Company's premises or elsewhere. The Collateral Agent may apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Collateral Agent hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Lenders and the Agent may elect, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such proceeds, and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages, and demands against the Collateral Agent, the Lenders and the Agent arising out of the repossession, retention or sale of the Collateral. The Company agrees that, to the extent notice of sale shall be required by law, at least five Business Days' notice to the Company (which notification shall be deemed given when mailed, postage prepaid, addressed to the Company at its address set forth in Subsection 10.2 of the Credit Agreement) of the time and place of any public sale or of the time after which a private sale may take place shall constitute reasonable notification of such matters. No notification need be given to the Company if the Company, after the occurrence of a Default, has signed a statement renouncing or modifying any right to notification of sale or other intended disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Collateral Agent, the Lenders and the Agent are entitled, the Company also being liable for the fees of any attorneys employed by the Collateral Agent, any Lenders or the Agent to collect such deficiency.

     (c) The Company also agrees to pay all costs of the Collateral Agent, including reasonable attorneys' fees and disbursements, incurred with respect to the collection of any of the Obligations and the enforcement of any of its rights hereunder.

     (d) The Company hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     SECTION 14. Collateral Agent's Duties. The Collateral Agent shall have no duty of care with respect to the Collateral, except that the Collateral Agent shall exercise reasonable care with respect to Collateral or any income thereon in the custody of the Collateral Agent or any agent or nominee of the Collateral Agent. The Collateral Agent shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Collateral Agent accords its own property, or if the Collateral Agent takes such action with respect to the Collateral as the Company shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the Company shall be deemed a failure to exercise reasonable care, nor shall the Collateral Agent's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in the Collateral Agent's custody.

     SECTION 15. Notices. Notices to the parties hereto shall be given in accordance with the provisions of Subsection 10.2 of the Credit Agreement.

     SECTION 16. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 17. No Waiver; Cumulative Remedies. The Collateral Agent, the Lenders and the Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of their respective rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Collateral Agent, with the consent of the Agent and the Lenders, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent, the Lenders or the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent, the Lenders or the Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or in any other agreement with respect to the Obligations. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Collateral Agent, and consented to by the Lenders and the Agent.

     SECTION 18. Successors and Assigns; Governing Law. This Security Agreement and all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Collateral Agent, the Lenders and the Agent hereunder, inure to the benefit of the Collateral Agent, the Lenders and the Agent and their respective successors and assigns. The Company may not assign any of its rights or obligations hereunder without the consent of the Collateral Agent, the Lenders and the Agent.

     SECTION 19. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     SECTION 20. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                                       MEMBERWORKS INCORPORATED

                                                       By:______________________
                                                          Name:
                                                          Title:


                                                       BROWN BROTHERS HARRIMAN &
                                                       CO., as Collateral Agent

                                                       By:______________________
                                                          Name:
                                                          Title:

                                                                       EXHIBIT A
                                                                     to Security
                                                                       Agreement


                             PERFECTION CERTIFICATE


     Capitalized terms used but not defined herein have the meanings provided in the Security Agreement dated March 31, 2003 between MEMBERWORKS INCORPORATED (the "Company") and Brown Brothers Harriman & Co., as collateral agent on behalf of the Lenders and the Agent referred to therein.

     1. Names. (a) The exact name of the Company as that name appears on its Certificate of Incorporation is as follows:


Source:  UCC ss. 9-503

     (b) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:


Source:  UCCss.ss.9-507(c); 9-705(c)

     2. Organization. (a) The Company's jurisdiction of organization is:


Source:  UCCss.ss.9-301; 9-307

     (b) The following is the Company's organizational identification number:


Source:  UCC ss. 9-516(b)(5)

     3. Locations. (a) The chief executive office of the Company has been located at the following address(es) at all times during the past five years:

Mailing Address                 County                       State           Zip
________________________________________________________________________________

Source:  Former UCCss.ss.9-103(3); 9-103(4); 9-401(6); UCCss.9-705(c)

     (b) The following are all places of business of the Company:

Mailing Address                 County                       State           Zip
________________________________________________________________________________







     (c) The following are all locations in which the Company maintains originals of, or any books or records relating to, any of the Collateral:

Mailing Address                 County                       State           Zip
________________________________________________________________________________








     (d) The following are the names and addresses of all persons or entities other than the Company (and other than lessees from the Company in the ordinary course of business), such as other secured parties, consignees, warehousemen or other bailees, which have possession or are intended to have possession of any of the Collateral:


Source:  UCCss.ss.9-109(a); 9-312(d); 9-313; 9-330

     4. Identification of Collateral other than Investment Property. (a) Attached hereto as Schedules 4(a) is a complete list of all Assigned Agreements.

     (b) Attached hereto as Schedule 4(b) is a list of all Deposit Accounts of the company.

     (c) Attached hereto as Schedule 4(c) is a complete list and description from the accounting records of the Company of all Collateral consisting of Equipment.

     (d) Attached hereto as Schedule 4(d) is a current and complete list of all Collateral consisting of Instruments, Documents and Chattel Paper with a value in excess of $50,000.

     5. Fixtures. Attached hereto as Schedule 5 is the information required by UCC ss. 9-502(b)(3) of each state in which any of the Collateral consisting of fixtures are or are to be located.

Source:  UCCss.ss.9-301(3); 9-501 and 9-502(b)(3)

     6. File Search Reports. Attached hereto as Schedule 6(a) is a true copy of an official search report from the Uniform Commercial Code filing officer (or from an experienced Uniform Commercial Code search organization acceptable to the Collateral Agent) in each jurisdiction identified in paragraphs 2 or 3(a) above. Attached hereto as Schedule 6(b) is a true copy of each financing statement or other filing identified in such search reports.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth the filing offices in the jurisdictions identified in paragraphs 2 and 5 above where Uniform Commercial Code financing statements are required to be filed in order to perfect the security interest of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, in all Collateral in which a security interest may be perfected by filing, including, without limitation, Collateral consisting of fixtures.

                                                                       EXHIBIT D

                           FORM OF SUBSIDIARY GUARANTY


     GUARANTY (the "Guaranty") made as of ____________ 200_ by ____________, a
_______________ corporation (the "Guarantor"), in favor of (i) the lenders (the "Lenders") parties to the Credit Agreement referred to below, and (ii) BROWN BROTHERS HARRIMAN & CO., as agent for such Lenders (the "Agent").

                              W I T N E S S E T H:


     WHEREAS, the Guarantor is a wholly-owned subsidiary of MemberWorks Incorporated, a Delaware corporation (the "Company"); and

     WHEREAS, the Company has entered into a Credit Agreement dated as of March 31, 2003 (as amended, modified and supplemented from time to time, the "Credit Agreement") with the Lenders and the Agent pursuant to which the Lenders have agreed to make Loans to the Company; and

     WHEREAS, the Guarantor is willing to Guaranty the obligations of the Company under the Credit Agreement and the Related Documents to which the Company is a party;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

     SECTION 1. DEFINITIONS

     1.1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement.

     SECTION 2. GUARANTY

     2.1 Guaranty of Obligations. The Guarantor hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) to the Lenders and the Agent the full payment by the Company, when due (whether at stated maturity, by acceleration or otherwise), of all the Obligations. The Guarantor hereby agrees that it will forthwith pay any such Obligations immediately upon demand by the Agent or any Lender.

     2.2 Costs and Expenses. The Guarantor further irrevocably and unconditionally agrees to pay any and all reasonable costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred by any of the Lenders or the Agent in enforcing their respective rights or remedies under this Guaranty or in connection with this Guaranty.

     2.3 Guaranty Absolute. This Guaranty is an unconditional and absolute guaranty of payment (and not merely of collection) and shall apply to all of the Obligations without limitation as to either amount or period of time. The Obligations shall be conclusively presumed to have been created in reliance on this Guaranty. This Guaranty shall be enforceable against the Guarantor, its successors and assigns, without the necessity of making any demand of the Company or taking any action or resorting to any suit or proceeding against the Company or any other party or exhausting any other security or collateral. The Guarantor guarantees that all the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Related Documents to which the Company is a party, regardless of any law, regulation or order, now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders or the Agent with respect thereto and notwithstanding any claim, defense or right of set-off the Company, the Guarantor or any other Person may have against the Agent or any Lender subject only to the defense of payment in full of such Obligations.

     2.4 Waivers. The Guarantor waives (i) the right to have the Lenders or the Agent pursue any other remedy or enforce any other rights, (ii) the right to receive notice of acceptance of this Guaranty or notice of the incurrence, existence or non- payment of any of the Obligations and (iii) presentment, demand, notice of dishonor, protest or any other notice or demand to which the Guarantor might otherwise be entitled. The Guarantor shall not be exonerated or discharged from liability hereunder by any time or grace period given to the Company or by any other indulgence or concession granted to the Company, including, without limitation, any such period, indulgence or concession whatsoever affecting or preventing a recovery of the Obligations which, but for this provision, might operate to exonerate or discharge the Guarantor from its obligations hereunder. If the Company merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist, the Guarantor shall nonetheless continue to be liable for the payment of all the Obligations.

     2.5 Guaranty Not Affected by Changes. This Guaranty shall be a continuing guaranty, and the obligations and liability of the Guarantor hereunder shall in no way be affected, impaired, released, reduced or discharged by reason of the occurrence of any of the following, although without further notice to or consent of the Guarantor:

     (a) the amendment, modification or supplement (whether material or otherwise) of any of the Obligations, the Credit Agreement or any of the Related Documents;

     (b) the assertion of any of the rights or remedies of the Lenders or the Agent under the Credit Agreement or any of the Related Documents;

     (c) the failure, omission or delay on the part of the Lenders or the Agent to enforce, assert or exercise any right, power or remedy conferred on or available to the Lenders or the Agent under the Credit Agreement or any of the Related Documents;

     (d) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting the Company;

     (e) any lack of validity or enforceability of any of the Obligations, the Credit Agreement, any of the Related Documents or any other agreement or instrument relating thereto;

     (f) any release or amendment or waiver of or consent to or departure from any other guaranty or security for all or any of the Obligations; or

     (g) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time, any payment of any amounts payable by the Company is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made. If an event permitting the acceleration of any of the Obligations of the Company shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against the Company of a case or proceeding under any bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Obligations of the Company shall be deemed to have been accelerated and the Guarantor shall forthwith pay such Obligations, and the other obligations hereunder, without any further notice or demand (including interest which but for the filing of a petition in bankruptcy with respect to the Company, would accrue on the Obligations).

     In furtherance of the foregoing, the Guarantor hereby acknowledges, understands and accepts that the Total Commitment under the Credit Agreement may be increased and additional Lenders may become a party to the Credit Agreement and in such event, this Guaranty shall be deemed to Guaranty and any associated security arrangements shall be deemed to secure, any additional obligations arising from such increase in the Total Commitment and the addition of additional Lenders to the Credit Agreement.

     2.6 Payments. Each payment to be made by the Guarantor under this Guaranty or in connection herewith to any Person shall be made without set-off or deduction of any kind whatsoever and also shall be made free and clear of, and without deduction or withholding for or on account of, any tax, reserve, levy or duty of, or imposed by, any governmental or taxing authority in any jurisdiction unless the Guarantor is required to make such a payment subject to the deduction or withholding of such tax, in which case the amount payable by the Guarantor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding such other Person receives and retains (free from any liability in respect of any such deduction or withholding) a net amount equal to the amount which it would have received and so retained had no such deduction or withholding been made or required to be made. The provisions of this Subsection
2.6 shall survive termination of the Commitments and the payment in full of the Obligations.

     2.7 Subrogation. The Guarantor expressly waives any and all rights of subrogation, reimbursement, contribution, exoneration and indemnity (contractual, statutory or otherwise) arising from the existence or performance of this Guaranty and the Guarantor irrevocably waives any right to enforce any remedy which the Agent or the Lenders now have or may hereafter have against the Company, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Collateral Agent, the Agent or any Lender. The provisions of this Subsection 2.7 shall survive the termination of the Commitments and the payment in full of the Obligations.

     SECTION 3. REPRESENTATIONS AND WARRANTIES

     The Guarantor represents and warrants to the Agent and the Lenders that:

     3.1 Organization. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation and in good standing in each jurisdiction where the nature of its business or ownership of its properties makes such qualification necessary.

     3.2 Power and Authority. It has full power, authority and legal right to own its property and conduct its business and to execute and deliver this Guaranty and perform its obligations hereunder and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty.

     3.3 Binding Effect. This Guaranty has been duly executed and delivered by it and constitutes its legal, valid, and binding obligation enforceable against it in accordance with its terms.

     3.4 Consent. No consent of any other Person (including, without limitation, its stockholders or creditors) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority, domestic or foreign, is required to be obtained by it in connection with the execution, delivery or performance of this Guaranty.

     3.5 Non-contravention. The execution, delivery and performance of this Guaranty will not violate or contravene any provision of its certificate of incorporation or by-laws, or of any securities issued by it, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which it is a party or which purports to be binding upon it or upon any of its assets, and will not result in the creation or imposition of any Lien on any of its assets. The execution, delivery or performance of this Guaranty will not violate or contravene any provision of any applicable law or regulation, or of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign.

     3.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending, or to the best of its knowledge, threatened by or against it or any of its properties or revenues (a) which if adversely determined may have a material adverse effect on its business, operations, prospects, properties or condition (financial or otherwise) or on its ability to perform its obligations under this Guaranty or
(b) which questions the validity or enforceability of this Guaranty.

     SECTION 4. NOTICE OF CERTAIN EVENTS

     4.1 Notice of Adverse Change. For so long as this Guaranty shall remain in effect, the Guarantor agrees to promptly, and in any event within five (5) Business Days after obtaining knowledge thereof, notify the Agent and the Lenders of any event which could reasonably be expected to have a material adverse affect on the business, operations, prospects, properties or condition (financial or otherwise) of the Guarantor or on its ability to perform its obligations hereunder or under any of the other Related Documents to which it is a party.

     SECTION 5. MISCELLANEOUS

     5.1 Parties. This Guaranty shall be binding upon the Guarantor and its successors and assigns and inure to the benefit of the Agent and the Lenders and their successors and assigns. The Guarantor may not assign any of its rights or obligations hereunder without the written consent of the Agent and the Lenders.

     5.2 Remedies Cumulative. All of the rights and remedies of the Lenders and the Agent under this Guaranty and the Credit Agreement and the other Related Documents are intended to be distinct, separate and cumulative and no such right or remedy is intended to be an exclusion of or a waiver of any of the others. All rights and remedies may be enforced concurrently, separately, in any order and in any combination.

     5.3 Survival. All representations, warranties and agreements made herein and in statements or certificates delivered pursuant hereto shall continue in full force and effect until all of the obligations of the Guarantor under this Guaranty shall be fully performed in accordance with the terms hereof, and until the payment in full of all of the Obligations of the Company under the Credit Agreement and the Related Documents to which it is a party in accordance with the terms and provisions of such agreements and the termination of the Commitments under the Credit Agreement.

     5.4 Severability; Amendments; Headings. If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby. Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by the Agent and the Lenders. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     5.5 Governing Law; Waiver of Jury Trial; Submission to Jurisdiction.

     (a) This Guaranty shall be governed by and construed in accordance with the law of the State of New York. EACH OF THE GUARANTOR, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION IN CONNECTION WITH THIS GUARANTY AS TO WHICH THE GUARANTOR, THE AGENT OR ANY OF THE LENDERS SHALL BE ADVERSE PARTIES.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE GUARANTOR, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTOR, THE AGENT

AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. EACH OF THE GUARANTOR, THE AGENT, AND THE LENDERS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.



                                                    ____________________________

                                                    By:_________________________
                                                         Name:
                                                         Title:

                                                                       EXHIBIT E

                      FORM OF SUBSIDIARY SECURITY AGREEMENT


     SECURITY AGREEMENT dated as of _________ __, ____ between __________, a __________ corporation (the "Guarantor"), and BROWN BROTHERS HARRIMAN & CO., as collateral agent (the "Collateral Agent") for (i) the lenders parties to the Credit Agreement referred to below (the "Lenders") and (ii) Brown Brothers Harriman & Co., as agent (in such capacity, the "Agent") for such Lenders.

                              W I T N E S S E T H:


     WHEREAS, the Guarantor is a wholly-owned subsidiary of MemberWorks Incorporated, a Delaware corporation (the "Company"); and

     WHEREAS, the Company has entered into a Credit Agreement dated as of March 31, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with the Lenders and Agent pursuant to which the Lenders have agreed to make loans to the Guarantor; and

     WHEREAS, the Guarantor has executed and delivered a Guaranty dated ________ __, ____ (as the same may be amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee") in favor of the Lenders and the Agent guaranteeing the prompt and complete payment by the Company of its obligations under the Credit Agreement and the Related Documents to which it is a party; and

     WHEREAS, in order to secure the obligations of the Guarantor under the Subsidiary Guaranty, the Guarantor has agreed to execute and deliver this Security Agreement in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Agent;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders and the Agent, as follows:

     SECTION 1. Defined Terms.

     (a) As used herein, the following terms shall have the following meanings:

     "Accounts": shall mean (i) any "account", as such term is defined in the UCC, now owned or hereafter acquired by the Guarantor or in which the Guarantor has any rights or interest, howsoever evidenced, whether or not yet earned by performance on the part of the Guarantor, including, without limitation, all moneys due or to become due to the Guarantor under all contracts for the sale or lease of goods and/or the performance of services by it, any and all accounts receivable and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Guarantor and (ii) all of the Guarantor's rights relating to or arising from the foregoing (including unpaid seller's rights of rescission, replevin, reclamation and stopping in transit and rights to returned, reclaimed or repossessed goods) and all collateral security and guarantees of any kind with respect to any of the foregoing and any insurance policies or rights relating to the foregoing.

     "Assigned Agreements": shall mean each of the agreements listed in Item 4(a) of the Perfection Certificate, in each case as amended, supplemented or otherwise modified from time to time.

     "Chattel Paper": shall mean any and all "chattel paper", as defined in the UCC, now or hereafter owned by the Guarantor or in which the Guarantor has any rights or interest.

     "Collateral": shall have the meaning specified in Section 2 of this Security Agreement.

     "Commercial Tort Claim": shall mean any "commercial tort claim", as such term is defined in the UCC, now or hereafter possessed by the Guarantor or in which the Guarantor has any rights or interest.

     "Contract": shall mean, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

     "Deposit Account": shall mean any "deposit account", as such term is defined in the UCC, now or hereafter belonging to the Guarantor or in which the Guarantor has any rights or interest.

     "Documents": shall mean any and all "documents" as defined in the UCC now or hereafter owned by the Guarantor or in which the Guarantor has any rights or interest.

     "Equipment": shall mean (i) any "equipment", as such term is defined in the UCC, now owned or hereafter acquired by the Guarantor or in which the Guarantor has any rights or interest, howsoever evidenced, and shall include all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials, storage and handling equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, automotive equipment, trucks, molds, dies, stamps, motor vehicles and other equipment of every kind and nature, wherever situated, together with all additions and accessions thereto, and (ii) all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, lessors or others in connection therewith, and all substitutes for any of the foregoing.

     "General Intangibles": shall mean (i) any "general intangibles", as such term is defined in the UCC, now or hereafter owned by the Guarantor or in which the Guarantor has any interest or rights and, in any event, shall mean and include, but not be limited to, all contract rights, customer and member lists, rights in intellectual property, licenses, permits, copyrights and patents and any applications therefor, good will, designs, blueprints, rights of indemnification, contribution or subrogation, tax refunds and rights to receive tax refunds, designs, plans, blueprints, insurance and insurance proceeds, royalties, computer tapes, computer programs and software, trade secrets, logos, causes of action, judgments and other claims against third parties, and (ii) all instruments and documents representing any of the foregoing, and all rights in any goods they may represent and all books, ledgers and files with respect to any of the foregoing.

     "Instrument": shall mean any "instrument", as such term is defined in the UCC, now or hereafter owned by the Guarantor or in which the Guarantor has any rights or interest.

     "Inventory": shall mean any "inventory", as such term is defined in the UCC, now or hereafter owned by the Guarantor or in which the Guarantor has any rights or interest and, in any event, shall mean and include, but not be limited to, all inventory, merchandise, goods and other personal property (including goods in transit) which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Guarantor's business, or the processing, packaging, delivery or shipping of the same, all finished goods, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Guarantor.

     "Investment Property": shall mean "investment property", as such term is defined in the UCC, now or hereafter owned by the Guarantor or in which the Guarantor has any rights or interest.

     "Obligations": shall mean any and all of the debts, obligations and liabilities of the Guarantor to the Agent or the Lenders provided for or arising under the Subsidiary Guaranty, this Security Agreement or any other document, agreement or instrument executed and delivered in connection with the Subsidiary Guaranty or this Security Agreement (including, without limitation, the obligation to pay all amounts owing by the Company under the Credit Agreement and the Related Documents to which it is a party and to pay all costs and expenses incurred by the Agent or the Lenders in enforcing any remedies or rights under the Subsidiary Guaranty, including attorneys fees and disbursements), whether now existing or hereafter arising, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

     "Perfection Certificate": shall mean the certificate attached hereto as Exhibit A and thereby made a part of this Security Agreement, as completed and supplemented with the schedules and attachments contemplated thereby.

     "Proceeds": shall mean "proceeds", as such term is defined in the UCC and, in any event, shall mean and include, but not be limited to, the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, sale, lease, license, exchange or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Guarantor from time to time with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due or payable to the Guarantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any other Person), and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Security Agreement": shall mean this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "UCC": shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     (b) Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to them in the Credit Agreement.

     SECTION 2. Grant of Security Interest. As security for the prompt and complete payment and performance when due of all the Obligations, the Guarantor hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers, to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, a lien on and continuing security interest in, all the Guarantor's right, title and interest in, to and under all property and assets of the Guarantor, whether now owned or hereafter acquired or arising and wheresoever located (all of which being hereinafter collectively called the "Collateral"), including, but not limited to, the following:

     (i) all Accounts, including, without limitation, all rights of the Guarantor under any Contracts relating thereto;

     (ii) All Assigned Agreements, including, without limitation, (A) all moneys due and to become due thereunder, (B) all damages arising out of or for breach or default in respect of such agreements, (C) all other amounts from time to time paid or payable under or in connection with such agreements and (D) the right of the Guarantor to terminate such agreements or to perform and to exercise all remedies thereunder;

     (iii) all money, Instruments and Chattel Paper;

     (iv) all Investment Property and all rights, privileges and immunities of the Guarantor in respect of or otherwise relating to any Investment Property;

     (v) all Inventory and Equipment;

     (vi) all General Intangibles;

     (vii) all Documents;

     (viii) all Commercial Tort Claims;

     (ix) all Deposit Accounts;

     (x) all other assets and property of the Guarantor now or hereafter owned by the Guarantor or in which the Guarantor has any right, title or interest, whether tangible or intangible and wheresoever located; and

     (xi) all Proceeds and products of any or all of the foregoing.

     SECTION 3. Limitation on Collateral Agent's Obligations. It is expressly agreed by the Guarantor that, anything herein to the contrary notwithstanding, the Guarantor shall remain liable under all contracts and agreements included in or giving rise to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, as if this Security Agreement had not been executed. Neither the Collateral Agent, any Lender nor the Agent shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the granting to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, of a Lien thereon or the receipt by the Collateral Agent of any payment relating thereto pursuant to the terms hereof, nor shall the Collateral Agent, any Lender or the Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Guarantor under or pursuant to any such contract or other agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     SECTION 4. Representations and Warranties. The Guarantor hereby represents and warrants to the Collateral Agent, the Lenders and the Agent that:

     (a) This Security Agreement has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

     (b) The Guarantor is the sole legal and beneficial owner of the Collateral, free and clear of any and all Liens, except for the Liens granted to the Collateral Agent pursuant hereto and the Liens described in Subsection 7.1 of the Credit Agreement.

     (c) The information set forth in the Perfection Certificate is true, correct and complete.

     (d) Upon filing UCC termination statements with respect to each of the financing statements attached as Schedule 6(b) to the Perfection Certificate, there will be no security agreement, financing statement, equivalent security or lien instrument or continuation statement executed by the Guarantor or, to the best of its knowledge, any other Person covering all or any part of the Collateral on file or of record in any public office, except such as may have been filed by the Guarantor in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, pursuant to this Security Agreement; provided that the Collateral Agent shall not take possession of any Pledged Securities for which possession may be required in order to perfect a security interest.

     (e) This Security Agreement creates a valid lien on the Collateral in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, securing the payment of the Obligations. Upon filing UCC financing statements naming the Guarantor as debtor and the Collateral Agent as secured party in the jurisdictions listed on Schedule 7 to the Perfection Certificate and taking possession of all Collateral for which possession is required in order to perfect a security interest, all action necessary to perfect the security interest of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, will have been taken and such security interest will have priority over all other Liens; provided that, unless so requested by the Collateral Agent pursuant to Section 10 of this Security Agreement, the Guarantor need not take any action to establish "control" (within the meaning of the UCC) by the Collateral Agent over any Deposit Account or Investment Property as to which control may be necessary or desirable in order to perfect the security interest created hereby.

     SECTION 5. Covenants. The Guarantor covenants and agrees with the Collateral Agent, the Lenders and the Agent that from and after the date of this Security Agreement and until the Obligations are fully satisfied and the Commitments terminated:

     (a) The Guarantor will not change (i) its name, identity or jurisdiction of organization, or (ii) the locations of its places of business or the locations where it keeps or holds any Collateral (other than Inventory in transit) or records relating thereto from the applicable location described in the Perfection Certificate, unless the Guarantor shall have given the Collateral Agent at least 30 days' prior written notice thereof and shall have delivered to the Collateral Agent UCC financing statements properly prepared (and signed or otherwise authenticated, if required) for filing in each jurisdiction in which any such filing is required in order to perfect the Lien created by this Security Agreement in the Collateral affected by the change of name, identity, jurisdiction or location and shall have taken all action necessary or requested by the Collateral Agent to amend any financing statement or continuation statement so that it is not seriously misleading.

     (b) The Guarantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Guarantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the liens and security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Brown Brothers Harriman & Co., as Collateral Agent." As further security, the Guarantor agrees that the Collateral Agent, for the ratable benefit of the Lenders and the Agent, shall have a special property interest in all of the Guarantor's books and records pertaining to the Collateral and upon the occurrence of an Event of Default the Guarantor shall deliver and turn over any such books and records to the Collateral Agent or to its representatives or agents on demand of the Collateral Agent.

     (c) The Guarantor will without unreasonable delay furnish to the Collateral Agent from time to time, upon the Collateral Agent's request therefor, such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably require.

     (d) The Guarantor will advise the Collateral Agent promptly, in reasonable detail, (i) of any Lien on or asserted against any of the Collateral, (other than Liens permitted under Subsection 7.1 of the Credit Agreement), and (ii) of the occurrence of any other material event which would adversely affect the aggregate value of the Collateral or the security interests created hereunder.

     (e) If any of the Collateral shall now or hereafter be, or be evidenced by, an Instrument or Document, the Guarantor shall deliver to the Collateral Agent a certificate identifying such Instrument or Document. Upon the Collateral Agent's request, the Guarantor shall deliver to the Collateral Agent the originals of all Collateral constituting Instruments with a face value or market value of greater than or equal to $2,000,000 in the aggregate or constituting Documents or Chattel Paper, in each case duly endorsed or accompanied by an appropriate instrument of transfer or assignment.

     SECTION 6. Special Provisions Relating to Accounts.

     (a) The amount represented by the Guarantor to the Collateral Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually and unconditionally owing by such account debtors thereunder. No amounts payable under or in connection with any of the Accounts are evidenced by promissory notes or other Instruments.

     (b) The Guarantor will not amend, modify, terminate or waive any provision of any Account or Contract if such actions, singly or in the aggregate, could reasonably be expected to materially adversely affect the aggregate value of the Collateral or the security interests created hereunder.

     (c) At any time after the occurrence of an Event of Default, the Collateral Agent may, and at the Collateral Agent's request the Guarantor shall, notify account debtors and parties to the Contracts that the Accounts and the Contracts have been assigned to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, pursuant hereto and to direct such Persons to make payment of all amounts due or to become due to the Guarantor under such Accounts or Contracts directly to the Collateral Agent.

     (d) The Collateral Agent shall have the right (which right may not be exercised any more frequently than once a fiscal quarter unless a Default has occurred in which case it may be exercised as frequently as the Collateral Agent may require) , at the Guarantor's expense, to make test verifications of the Accounts in any reasonable manner, and the Guarantor agrees to furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith. The Guarantor at its expense will cause independent accountants satisfactory to the Collateral Agent to furnish to the Collateral Agent, promptly upon the Collateral Agent's request (which request shall be made no more frequently than annually unless a Default has occurred, in which case it may be exercised as frequently as the Collateral Agent may require), the following reports: (i) reconciliation of all Accounts, (ii) an aging of all Accounts, in (iii) trial balances, and (iv) a test verification of such Accounts.

     SECTION 7. Special Provisions Relating to the Assigned Agreements.

     (a) Each Assigned Agreement is in full force and effect and no default exists thereunder. The grant of the security interest in the Assigned Agreements to the Collateral Agent pursuant hereto and the exercise by the Collateral Agent of any of its rights and remedies hereunder with respect to the Assigned Agreements will not violate any of the terms or provisions of the Assigned Agreements.

     (b) The Guarantor shall, at its own expense:

     (i) perform and observe all the terms and provisions of each Assigned Agreement to be performed or observed by it, maintain each Assigned Agreement in full force and effect and enforce each Assigned Agreement in accordance with its terms, in each case except to the extent otherwise permitted pursuant to paragraph (c) below; and

     (ii) from time to time furnish to the Collateral Agent such information and reports regarding the Assigned Agreements as the Collateral Agent may reasonably request and upon the request of the Collateral Agent, make to each other party to each Assigned Agreement such demands and requests for information and reports or for action as the Guarantor is entitled to make under such Assigned Agreement.

     (c) The Guarantor shall not cancel or terminate any Assigned Agreement or amend, modify, waive or otherwise change any material term or condition of any Assigned Agreement if such actions, singly or in the aggregate, could reasonably be expected to materially adversely effect the aggregate value of the Collateral or the security interests granted hereunder.

     SECTION 8. Special Provisions Relating to Equipment.

     (a) Except with respect to Equipment that the Guarantor deems is no longer used or useful in the conduct of its business, the Guarantor shall cause the Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Guarantor shall promptly furnish to the Collateral Agent a statement respecting any material loss or damage to any of the Equipment.

     (b) The Guarantor shall furnish to the Collateral Agent, promptly upon the request of the Collateral Agent, a report detailing changes in excess of $50,000 in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

     SECTION 9. Special Provisions Relating to Investment Property.

     (a) The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default and without notice to the Guarantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Investment Property. In addition, the Collateral Agent shall have the right at any such time to exchange certificates or instruments representing or evidencing any Investment Property for certificates or instruments of smaller or larger denominations.

     (b) So long as no Event of Default has occurred and is continuing, the Guarantor shall be entitled to vote or consent with respect to the Investment Property in any manner not inconsistent with the Credit Agreement, this Security Agreement or any other Related Document. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the exclusive right to vote the Investment Property. The Guarantor hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, an irrevocable proxy to vote all Investment Property, which proxy shall be effective immediately upon the occurrence of an Event of Default, and upon request of the Collateral Agent, the Guarantor agrees to deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote any Investment Property as the Collateral Agent may request.

     SECTION 10. Further Assurances. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Guarantor, the Guarantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may require to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the Liens granted hereby, transferring Collateral for which possession is necessary to perfect a security interest to the Collateral Agent's possession, establishing "control" (within the meaning of the UCC) by the Collateral Agent over Collateral as to which control is necessary or desirable to perfect the security interest of the Collateral Agent hereunder, and obtaining waivers from landlords and mortgagees. The Guarantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Guarantor to the extent permitted by applicable law.

     SECTION 11. Collateral Agent's Appointment as Attorney-in-Fact.

     (a) The Guarantor hereby irrevocably constitutes and appoints the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Guarantor and in the name of the Guarantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Guarantor, without prior notice to or assent by the Guarantor to do the following:

     (i) upon the occurrence and continuance of any Event of Default, to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Guarantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

     (ii) to pay or discharge any taxes not paid by the Guarantor when due or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

     (iii) upon the occurrence and continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Guarantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Guarantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest, for the ratable benefit of the Lenders and the Agent, therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Guarantor might do.

     The Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until all of the Obligations have been fully and completely satisfied and the Commitments terminated.

     (b) The powers conferred on the Collateral Agent hereunder are solely to protect its and the Lenders' and the Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any Lender or the Agent nor any of their respective partners, officers, directors, employees or agents shall be responsible to the Guarantor for any act or failure to act, except for its own gross negligence or willful misconduct.

     (c) The Guarantor also authorizes the Collateral Agent, each Lender and the Agent, at any time and from time to time, to execute, in connection with the sale provided for in paragraph (b) of Section 13 of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


     SECTION 12. Performance of Guarantor's Obligations. If the Guarantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, any Lender or the Agent may (but shall not be obligated to) perform or comply, or otherwise cause performance or compliance, with such agreement, and the Collateral Agent, such Lender or the Agent may from time to time take any other action which it deems necessary for the maintenance, preservation or protection of any of the Collateral or the Collateral Agent's Liens, for the ratable benefit of the Lenders and the Agent, thereon. The cost and expenses of the Collateral Agent, such Lender or the Agent (including, without limitation, the fees and disbursements of counsel to the Collateral Agent, such Lender or the Agent) incurred in connection with any of the foregoing, together with interest thereon at the rate provided for in Subsection 8.4 of the Credit Agreement, shall be payable by the Guarantor to the Collateral Agent, such Lender or the Agent on demand and shall constitute Obligations secured hereby.

     SECTION 13. Remedies, Rights Upon Default.

     (a) If an Event of Default shall occur and be continuing:

     (i) All payments received by the Guarantor under or in connection with any of the Collateral shall be held by the Guarantor in trust for the Collateral Agent, for the ratable benefit of the Lenders and the Agent, shall be segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Collateral Agent, in the same form as received by the Guarantor (duly endorsed by the Guarantor to the Collateral Agent, if required); and

     (ii) Any and all such payments so received by the Collateral Agent (whether from the Guarantor or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent, against all or any part of the Obligations in such order as the Agent and the Lenders shall elect. Any balance of such payments held by the Collateral Agent and remaining after payment in full of all the Obligations shall be paid over to the Guarantor or to whomsoever may be lawfully entitled to receive the same.

     (b) If any Event of Default shall occur and be continuing, the Collateral Agent may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Guarantor expressly agrees that upon the occurrence of an Event of Default, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Guarantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Collateral Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. If any consent, approval or authorization of, or filing with, any Governmental Authority or any other Person should be necessary to effectuate any sale or other disposition of the Collateral, the Guarantor agrees to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same; provided however, that the Guarantor shall not be required to register any of the Investment Property under the Securities Act of 1933, as amended ("the Act") or the Securities laws of any state. The Collateral Agent, each Lender and the Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption which right or equity of redemption the Guarantor hereby waives and releases. The Guarantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at such places which the Collateral Agent shall select, whether at the Guarantor's premises or elsewhere. The Collateral Agent may apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Collateral Agent hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Lenders and the Agent may elect, the Guarantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such proceeds, and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to the Guarantor. To the extent permitted by applicable law, the Guarantor waives all claims, damages, and demands against the Collateral Agent, the Lenders and the Agent arising out of the repossession, retention or sale of the Collateral. The Guarantor agrees that, to the extent notice of sale shall be required by law, at least five Business Days' notice to the Guarantor (which notification shall be deemed given when mailed, postage prepaid, addressed to the Guarantor at its address set forth below its signature to this Security Agreement) of the time and place of any public sale or of the time after which a private sale may take place shall constitute reasonable notification of such matters. No notification need be given to the Guarantor if the Guarantor, after the occurrence of a Default, has signed a statement renouncing or modifying any right to notification of sale or other intended disposition. The Guarantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Collateral Agent, the Lenders and the Agent are entitled, the Guarantor also being liable for the fees of any attorneys employed by the Collateral Agent, any Lender or the Agent to collect such deficiency.

     (c) The Guarantor also agrees to pay all costs of the Collateral Agent, including reasonable attorneys' fees and disbursements, incurred with respect to the collection of any of the Obligations and the enforcement of any of its rights hereunder.

     (d) The Guarantor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     SECTION 14. Collateral Agent's Duties. The Collateral Agent shall have no duty of care with respect to the Collateral, except that the Collateral Agent shall exercise reasonable care with respect to Collateral or any income thereon in the custody of the Collateral Agent or any agent or nominee of the Collateral Agent. The Collateral Agent shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Collateral Agent accords its own property, or if the Collateral Agent takes such action with respect to the Collateral as the Guarantor shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the Guarantor shall be deemed a failure to exercise reasonable care, nor shall the Collateral Agent's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in the Collateral Agent's custody.

     SECTION 15. Notices. Any written communication or document to be made or delivered by one party to another pursuant to this Agreement shall (unless otherwise specified herein or such other party has, by not less than 15 days' prior written notice to the communicating party specified another address or facsimile number) be made or delivered to such other party at the address or facsimile number identified with its signature below. All such communications and documents shall, when transmitted by overnight delivery or transmitted by facsimile, be effective when delivered for overnight delivery or transmitted by facsimile (to be promptly confirmed by sender by telephone), respectively, or if delivered by other means, upon delivery.

     SECTION 16. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 17. No Waiver; Cumulative Remedies. The Collateral Agent, the Lenders and the Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of their respective rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Collateral Agent, with the consent of the Agent and the Lenders, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent, the Lenders or the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent, the Lenders or the Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or in any other agreement with respect to the Obligations. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Collateral Agent, and consented to by the Lenders and the Agent.

     SECTION 18. Successors and Assigns; Governing Law. This Security Agreement and all obligations of the Guarantor hereunder shall be binding upon the successors and assigns of the Guarantor, and shall, together with the rights and remedies of the Collateral Agent, the Lenders and the Agent hereunder, inure to the benefit of the Collateral Agent, the Lenders and the Agent and their respective successors and assigns. The Guarantor may not assign any of its rights or obligations hereunder without the consent of the Collateral Agent, the Lenders and the Agent.

     SECTION 19. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     SECTION 20. WAIVER OF JURY TRIAL. THE Guarantor HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


                                            COVERDELL & COMPANY, INC.


                                           By:__________________________________
                                              Name:
                                              Title:

                                            Address:

                                            c/o MemberWorks Incorporated
                                            680 Washington Blvd., Suite 1100
                                            Stamford, Connecticut 06901
                                            Attention:  George W.M. Thomas, Esq.
                                            Tel:     (203) 324-7635
                                            Fax:     (203) 969-0872

                                            BROWN BROTHERS HARRIMAN
                                            & CO., as Collateral Agent


                                          By: __________________________________
                                              Name:
                                              Title:

                                            Address:

                                            140 Broadway
                                            New York, New York  10005
                                            Attention:  John Neff
                                            Tel:     212-493-7975
                                            Fax:     212-493-8726

                                                                       EXHIBIT A
                                                                     to Security
                                                                       Agreement


                             PERFECTION CERTIFICATE


     Capitalized terms used but not defined herein have the meanings provided in the Security Agreement dated ________ between ________________ (the "Guarantor") and Brown Brothers Harriman & Co., as collateral agent on behalf of the Lenders and the Agent referred to therein.

     1. Names. (a) The exact name of the Guarantor as that name appears on its Certificate of Incorporation is as follows:


Source:  UCC ss. 9-503

     (b) The following is a list of all other names (including trade names or similar appellations) used by the Guarantor, or any other business or organization to which the Guarantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:


Source:  UCCss.ss.9-507(c); 9-705(c)

     2. Organization. (a) The Guarantor's jurisdiction of organization is:


Source:  UCCss.ss.9-301; 9-307

     (b) The following is the Guarantor's organizational identification number:


Source:  UCC ss. 9-516(b)(5)

     3. Locations. (a) The chief executive office of the Guarantor has been located at the following address(es) at all times during the past five years:

Mailing Address                 County                       State           Zip
________________________________________________________________________________

Source:  Former UCCss.ss.9-103(3); 9-103(4); 9-401(6); UCCss.9-705(c)

     (b) The following are all places of business of the Guarantor:

Mailing Address                 County                       State           Zip
________________________________________________________________________________







     (c) The following are all locations in which the Guarantor maintains originals of, or any books or records relating to, any of the Collateral:

Mailing Address                 County                       State           Zip
________________________________________________________________________________








     (d) The following are the names and addresses of all persons or entities other than the Guarantor (and other than lessees from the Guarantor in the ordinary course of business), such as other secured parties, consignees, warehousemen or other bailees, which have possession or are intended to have possession of any of the Collateral:


Source:  UCCss.ss.9-109(a); 9-312(d); 9-313; 9-330

     4. Identification of Collateral other than Investment Property. (a) Attached hereto as Schedules 4(a) is a complete list of all Assigned Agreements.

     (b) Attached hereto as Schedule 4(b) is a list of all Deposit Accounts of the company.

     (c) Attached hereto as Schedule 4(c) is a complete list and description from the accounting records of the Guarantor of all Collateral consisting of Equipment.

     (d) Attached hereto as Schedule 4(d) is a current and complete list of all Collateral consisting of Instruments, Documents and Chattel Paper with a value in excess of $50,000.

     5. Fixtures. Attached hereto as Schedule 5 is the information required by UCC ss. 9-502(b)(3) of each state in which any of the Collateral consisting of fixtures are or are to be located.

Source:  UCCss.ss.9-301(3); 9-501 and 9-502(b)(3)

     6. File Search Reports. Attached hereto as Schedule 6(a) is a true copy of an official search report from the Uniform Commercial Code filing officer (or from an experienced Uniform Commercial Code search organization acceptable to the Collateral Agent) in each jurisdiction identified in paragraphs 2 or 3(a) above. Attached hereto as Schedule 6(b) is a true copy of each financing statement or other filing identified in such search reports.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth the filing offices in the jurisdictions identified in paragraphs 2 and 5 above where Uniform Commercial Code financing statements are required to be filed in order to perfect the security interest of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, in all Collateral in which a security interest may be perfected by filing, including, without limitation, Collateral consisting of fixtures.

                                                                       EXHIBIT F

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


     ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") dated as of ______________, _____ between ____________________________ ("Assignor") and
_______________________ ("Assignee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:


     WHEREAS, the Assignor is a party to a Credit Agreement, dated as of March 31, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MemberWorks Incorporated, a Delaware corporation, the lenders parties thereto (including Assignor) (the "Lenders") and Brown Brothers Harriman & Co., as agent (in such capacity, the "Agent") for such Lenders; and

     WHEREAS, the Assignee proposes to assume all of the rights and obligations of the Assignor under the Credit Agreement and the Related Documents in respect of the portion of the Assignor's Commitment and outstanding Loans, if any, under the Credit Agreement as set forth in Item 6(c) of Annex I (the "Assignee's Share").

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     1. Assignment. Effective on the Assignment Effective Date (as defined below), the Assignor hereby assigns to the Assignee, without recourse and without representation or warranty (other than expressly provided herein), that dollar amount listed in Item 6(c) of Annex I hereto as the "Assignee's Share" (which shall be an amount permitted under Subsection 10.6(c) of the Credit Agreement) of the Assignor's rights, title, interest and obligations arising under the Credit Agreement and the Related Documents in respect of the Assignor's Commitment and Loans, including, without limitation (but subject to paragraph 4(a) hereof), in the case of the assignment of outstanding Loans, all rights of the Assignor with respect to the Assignee's Share of such outstanding Loans.

     2. Assumption. Effective on the Assignment Effective Date, the Assignee hereby assumes from the Assignor all of the Assignor's obligations arising under the Credit Agreement relating to the Assignee's Share. Effective on the Assignment Effective Date, the Assignor shall be released from all of its obligations under the Credit Agreement relating to the Assignee's Share pursuant to the terms of the Credit Agreement.

     3. Assignments; Participations. On and after the Assignment Effective Date, the Assignee may assign all or any part of the rights granted to it as an Assignee hereunder in accordance with the applicable provisions of Subsection 10.6(c) of the Credit Agreement. On and after the Assignment Effective Date, the Assignee may sell or grant participations in all or any part of the rights granted to it as an Assignee hereunder in accordance with the applicable provisions of Subsection 10.6(b) of the Credit Agreement.

     4. Payment of Interest and Fees to Assignee.

     (a) Interest is payable by the Company in respect of the Assignee's Share of the Loans at the rates set forth in Subsection 2.6 of the Credit Agreement. A facility fee is payable by the Company in respect of the Assignee's Commitment at the rate set forth in Subsection 3.1(c) of the Credit Agreement. All interest on any Loan attributable to the Assignee's Share and all facility fees attributable to the Assignee's Share, which, in each case, accrues on and after the Assignment Effective Date shall be paid directly to the Assignee. Notwithstanding anything to the contrary contained above, all payments with respect to the Assignee's Share made or accrued to but not including the Assignment Effective Date shall be for the account of the Assignor.

     (b) Notwithstanding anything to the contrary contained in this Agreement, if and when the Assignor receives or collects any payment of interest on any Loan attributable to the Assignee's Share or any payment of the facility fee attributable to the Assignee's Share which, in any such case, is required to be paid to the Assignee pursuant to clause (a) above, the Assignor shall distribute to the Assignee such payment but only to the extent such interest or facility fee accrued on or after the Assignment Effective Date.

     (c) Notwithstanding anything to the contrary contained in this Agreement, if and when the Assignee receives or collects any payment of interest on any Loan or any payment of the facility fee which, in any such case, is required to be paid to the Assignor pursuant to this paragraph 4, the Assignee shall distribute to the Assignor such payment.

     5. Payments on Assignment, Effective Date. In consideration of the assignment by the Assignor to the Assignee of the Assignee's Share, the Assignee agrees to pay to the Assignor on or prior to the Assignment Effective Date an amount specified by the Assignor in writing on or prior to the Assignment Effective Date.

     6. Effectiveness. The Assignment hereunder shall become effective on the date (the "Assignment Effective Date") on which (i) the Assignor and the Assignee shall have signed a copy hereof (whether the same or different copies) and, in the case of the Assignee, shall have delivered the same to the Assignor,
(ii) the Assignee shall have paid to the Assignor the amount described in paragraph 5 hereof, (iii) the Agent shall have signed a copy hereof, and (iv) the Assignor shall have paid to the Agent an assignment fee as provided in the Credit Agreement.

     7. Issuance of New Notes on the Assignment Effective Date. On or after the Assignment Effective Date, upon the request of the Assignor or the Assignee, a new Note will be issued to the Assignor and/or the Assignee, as the case may be. On the Assignment Effective Date, the Assignee shall be deemed a "Lender" for all purposes under the Credit Agreement and the Related Documents, and shall be subject to and shall benefit from all of the rights and obligations of a Lender under the Credit Agreement and the Related Documents, and the address of the Assignee for notice purposes shall be as set forth in Item 7 of Annex I hereto.

     8. Representations and Warranties. (a) Each of the Assignor and the Assignee represents and warrants to the other party that as of the date hereof:

     (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement;

     (iii) the making and performance by it of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

     (iv) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation; and

     (v) all approvals, authorizations, or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained.

     (d) The Assignor represents and warrants to the Assignee that the Assignee's Share is subject to no Liens created by the Assignor.

     9. Expenses. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

     10. Miscellaneous. (a) The Assignor shall not be responsible to the Assignee for the execution (by any party other than the Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Credit Agreement or Related Documents or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by the Assignor to the Assignee or by or on behalf of the Company to the Assignor or the Assignee in connection with the Credit Agreement or Related Documents and the transactions contemplated thereby. The Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in the Credit Agreement or any of the Related Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Default.

     (b) The Assignee represents and warrants that it (i) has made its own independent investigation, without reliance upon the Agent, the Assignor or any other Lender, of the financial condition and affairs of the Company in connection with this Agreement, the making of the Loans and the assignment of the Assignee's Share hereunder to the Assignee and (ii) has made and shall continue to make its own appraisal of the creditworthiness of the Company. The Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of the Assignee or to provide the Assignee with any credit or other information with respect thereto whether coming into its possession before the making of any Loan or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to the Assignee, whether by the transferor or by or on behalf of any other Person.

     (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (d) No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties hereto.

     (e) This Agreement may be executed in two or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

     (f) The Assignor may at any time or from time to time grant to others assignments or participations in its Commitment or Loans but not in the portions thereof sold as an assignment to the Assignee pursuant to this Agreement.

     (g) All payments hereunder or in connection herewith shall be made in Dollars and in immediately available funds, if payable to the Assignor, to the account of the Assignor at its offices as designated in Item 8 of Annex I hereto, and, if payable to the Assignee, to the account of the Assignee, as designated in Item 8 of Annex I hereto.

     (h) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Agreement without the prior consent of the other party. The preceding sentence shall not limit the right of the Assignee to assign all or part of the Assignee's Share, if assigned in the manner contemplated by the Credit Agreement and paragraph 3 hereof.

     (i) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transactions contemplated hereby.

     (j) To the fullest extent they may effectively do so, the parties hereto agree that any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                   _____________________________
                                                   as Assignor

                                                   By:__________________________
                                                       Name:
                                                       Title:
                                                       Date:

                                                   _____________________________
                                                   as Assignee

                                                   By:__________________________
                                                       Name:
                                                       Title:
                                                       Date:



We hereby consent to the foregoing
assignment and acknowledge receipt
of notice thereof:

BROWN BROTHERS HARRIMAN & CO.,
as Agent

         By:  ______________________________________
         Name:
         Title:

                                     ANNEX I
                                       to
                       Assignment and Assumption Agreement


1. Company: MemberWorks Incorporated

2. Date of Credit Agreement: March 31, 2003

3. Assignor:

4. Assignee:

5. Date of Assignment and Assumption Agreement:

6. Assignee's Share:



                                                (A)                     (B)
                                                                    Outstanding
                                             Commitment              Principal
                                               Amount                 of Loans
(a) Assignor's Amount                     $_____________         $______________
(b) Assignee's Commitment Percentage           _____%                  ____%
(c) Assignee's Share                      $_____________         $______________
(d) Assignor's Commitment Percentage           _____%                  ____%

7. Notice Instructions:

   Assignee:
   Attention:
   Telephone:
   Telecopier:
   Reference:

   Assignor:
   Attention:
   Telephone:
   Telecopier:
   Reference:

8. Payment Instructions:

   Assignee:
   Assignor:

  Agent:

Accepted and Agreed:

______________________________,            _______________________________,
as Assignee                                as Assignor

By:____________________________            By:_____________________________

   Name:                                      Name:
   Title:                                     Title:



                                       2